LEGAL_US_W # 178439152.2 Exhibit 10.1 1 THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is dated effective as of June 25, 2024 (the “Third Amendment Effective Date”), by and among NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (“Holdings”), the other Loan Parties party hereto, TEXAS CAPITAL BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and the Lenders party hereto. RECITALS: WHEREAS, the Loan Parties are party to that certain Amended and Restated Credit Agreement dated as of February 28, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement, as amended by this Third Amendment (the “Amended Credit Agreement”). WHEREAS, the parties hereto desire to enter into this Third Amendment to amend the Credit Agreement as set forth herein. NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Third Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the Third Amendment Effective Date in the manner provided in this Section 1. 1.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add in alphabetical order the following definitions which shall read in full as follows: “Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date, by and among Holdings, the other Borrowers and Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Third Amendment Effective Date” means June 25, 2024. 1.2 Restated Definition. The definition of the following term contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, each Guaranty, the Security

2 Documents, the Notes, the Issuer Documents, each Fee Letter, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Bank Product Agreement. 1.3 Amendment to Section 2.10(a) of the Credit Agreement. The first sentence of Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: Provided no Event of Default has occurred and is continuing, upon notice to Administrative Agent (which shall promptly notify the Lenders), commencing after the Third Amendment Effective Date, Borrowers may from time to time, request an increase in the aggregate Commitments by an additional amount not to exceed $50,000,000; provided that (i) the aggregate Commitments of the Lenders shall not exceed $350,000,000 after giving effect to all such increases implemented pursuant to this Section 2.10, (ii) any such request for an increase shall be in a minimum amount of $25,000,000 (or such lesser amount as may be agreed to by the Administrative Agent in its sole discretion), and (iii) Borrowers may make a maximum of three such requests after the Third Amendment Effective Date. SECTION 2. Conditions Precedent to Third Amendment. This Third Amendment will be effective as of the Third Amendment Effective Date on the condition that the following conditions precedent will have been satisfied: 2.1 Counterparts. The Administrative Agent shall have received counterparts of this Third Amendment duly executed by each of the Loan Parties, the Administrative Agent and each of the Lenders as required hereby and pursuant to the Credit Agreement. 2.2 Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date. 2.3 Expenses. The Administrative Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Third Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. 2.4 Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Borrowers shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby. SECTION 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders the following:

3 3.1 Representations and Warranties. The representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Amended Credit Agreement and the other Loan Documents. 3.2 No Default. No Default or Event of Default has occurred and is continuing as of the date hereof. 3.3 Enforceability. This Third Amendment has been duly executed and delivered by such Loan Party, and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 4. Survival of Representations and Warranties. All representations and warranties made in this Third Amendment, including any Loan Document furnished in connection with this Third Amendment, shall survive the execution and delivery of this Third Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. SECTION 5. Expenses. As provided in Section 11.1 of the Amended Credit Agreement, and subject to the limitations expressly set forth therein, Holdings hereby agrees to pay on demand all legal and other fees, costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Third Amendment and all related documents. SECTION 6. No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Third Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Third Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. SECTION 7. Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, and (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Loan Parties hereby extend the Liens

4 securing the Obligations (as amended hereby) until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed. SECTION 8. Severability. Any provision of this Third Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 9. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. SECTION 10. Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and permitted assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent, other than as expressly permitted under the terms of the Amended Credit Agreement. SECTION 11. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Third Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The execution and delivery of this Third Amendment shall be deemed to include Electronic Signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such Electronic Signature shall be promptly followed by the original thereof. SECTION 12. Effect of Consent. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. SECTION 13. Headings. The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 14. Reaffirmation of Loan Documents. This Third Amendment shall be deemed to be an amendment to the Credit Agreement, and the Amended Credit Agreement and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Amended Credit Agreement.

5 SECTION 15. Loan Document. This Third Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement. SECTION 16. Entire Agreement. THE CREDIT AGREEMENT, THIS THIRD AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS THIRD AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES. [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date set forth above. BORROWERS: NATURAL GAS SERVICES GROUP, INC., a Colorado corporation By: Name: Justin Jacobs Title: Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] GUARANTORS: NGSG PROPERTIES, LLC, a Colorado limited liability company By: Name: Justin Jacobs Title: President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] ADMINISTRATIVE AGENT AND LENDER: TEXAS CAPITAL BANK, as Administrative Agent and a Lender By: __________________________________ Name: Dan Clubb Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] BANK OF AMERICA, N.A., as a Lender By: Name: Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender By: Name: Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender By: Name: Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] WEBSTER BUSINESS CREDIT, a division of Webster Bank, N.A., as a Lender By: Name: Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender By: Name: Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] BANK OF HOPE, as a Lender By: Name: Title: